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                                    Prospectus

                                    August 1, 2001


                                    FIRSTAR REIT FUND











                                    As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this fund or determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.
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Table of Contents
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
                                                    Page
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
Risk/Return Summary                                   1
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Types of Investment Risk                              5
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Investing with Firstar Funds                          9
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   Share Classes Available                            9
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   Sales Charges and Waivers                         10
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   Purchasing Shares                                 15
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   Redeeming Shares                                  17
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   Exchanging Shares                                 19
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   Additional Shareholder Services                   20
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Additional Information                               21
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   Dividends, Capital Gains Distributions and Taxes  21
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   Management of the Fund                            22
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   Net Asset Value and Days of Operation             24
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Appendix                                             25
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   Financial Highlights                              25
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
An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Learn about the Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.


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Risk/Return Summary
Objective

[GRAPHIC]

The investment objective of the REIT Fund is to provide above average income and long-term growth of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Fund attempts to achieve its investment goals by investing primarily in real estate investment trusts ("REITs") plus other real estate related equity securities (including common stock, preferred stock and securities convertible into common stock). Under normal circumstances, the Fund will invest at least 65% of its total assets in REITs. The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial and specialty properties. The Fund may also invest in mortgage REITs that invest in real estate mortgages. Real estate related equity securities also include those issued by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.

The Fund's Adviser selects securities and attempts to maintain an acceptable level of risk and volatility largely through the use of quantitative and analytical measurement techniques. The Adviser considers the following factors when using these research techniques:

 . the ratio of the company's income from operations compared to the price of the security ("price-to-income ratio");
 . historical and projected income growth rates;
 . management strategy;
 . real estate portfolio analysis;
 . market capitalization;
 . average daily trading volume; and
 . the amount of the company's debt, and how that debt could affect the company's ability to make additional investments.

The Fund primarily purchases REITs with above average income growth rates (compared to other REITs) coupled with low price to income ratios. The Adviser believes that these companies, when managed successfully, will produce above average income and will eventually become more widely recognized by investors as valuable investment opportunities. These factors should result in long-term growth of capital.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the Adviser's outlook changed? If the Adviser can answer each question positively, then the Adviser will sell the securities.

Temporary Investments
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:
 . commercial paper;
 . certificates of deposit, demand and time deposits and bankers' acceptances; . U.S. government securities;
 . repurchase agreements collateralized by U.S. government securities; and . money market funds.

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective. To the extent the Fund invests in money market funds, Shareholders will be subject to duplicative management fees.
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Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks that apply to the Fund are also described under that heading.

The Fund is subject to market risk and industry risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Industry risk is the risk that a group of related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in only one industry.

The Fund is also subject to real estate investment trust risks. Some of the risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Many REITs are smaller in size and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

The Fund's holdings are subject to small and midcap stock risks. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. The trading volume of small- and medium-size companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. These factors could negatively affect the price of the stock and reduce the value of the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

[GRAPHIC]

Bar Chart and Performance Table
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on June 24, 1997 as a separate portfolio (the "Predecessor Select Fund") of Firstar Select
Funds. On December 11, 2000, the Predecessor Select Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the
2 ..............................................................................
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performance of corresponding classes of the Predecessor Select Fund. Because
Retail A and Y Shares have less than one calendar year's performance, no average annual returns are shown for them.

The performance for the period prior to June 24, 1997 is the performance of a common trust fund managed by the Adviser, which operated during the periods prior to commencement of operations of the Predecessor Select Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Predecessor Select Fund. The common trust fund transferred its assets to the Predecessor Select Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies and guidelines and restrictions to those of the Predecessor Select Fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. The common trust fund's performance was adjusted to reflect expenses of 1.34% (the percentage of expenses estimated for the Predecessor Select Fund in its original prospectus). If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance for the Retail B Shares reflects fee waivers in effect. If these fee waivers were not in place, the Fund's performance would be reduced.

                                    [GRAPH]
  Year-by-year total return as of 12/31 each year (%) (Institutional Shares) 28.83% 18.30% 18.94% 0.02% 10.07% 32.00% 16.75% -15.96% -4.39% 25.80%
  91      92       93     94     95      96      97       98       99     00

The Fund's performance for the six-month period ended June 30, 2001 was 9.23%.

------------------------------
Best Quarter:    Q1 '93 17.77%
Worst Quarter:   Q3 '98 -9.63%
------------------------------

Average Annual Total Return as of 12/31/00 (Retail B Shares and Institutional Shares)

--------------------------------------------------------------------
                                                    Since Inception
                           1 Year  5 Years 10 Years (inception date)
--------------------------------------------------------------------
REIT Fund -
 Retail B Shares           20.69%      --      --        -0.27%
                                                     (April 1, 1998)
 Institutional Shares      25.80%    9.27%  12.01%         --
Morgan Stanley REIT Index  26.81%   10.13%  10.59%       0.47%
                                                    (March 31, 1998)
--------------------------------------------------------------------

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The Morgan Stanley REIT Index is a widely-recognized unmanaged index comprised of the most actively traded REITs. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

----------------------------------------------------------------------------------
                                  Retail A    Retail B       Y       Institutional
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)      5.50%        None        None          None
Maximum Deferred Sales Charge
 (Load) (as a percentage of
 offering price)                     None       5.00%/1/     None          None
Maximum Sales Charge (Load)
 Imposed on Reinvested Dividends     None        None        None          None
Redemption Fees                      None/2/     None/2/     None/2/       None/2/
Exchange Fees                        None        None        None          None
----------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
----------------------------------------------------------------------------------
                                  Retail A    Retail B       Y       Institutional
----------------------------------------------------------------------------------
Management Fees (before
 waivers)/3/                       0.75%       0.75%       0.75%         0.75%
Distribution and Service (12b-1)
 Fees                              0.00%/4/    0.75%       0.00%         0.00%
Other Expenses/5/                  0.98%       0.98%       0.98%         0.73%
                                  -------     -------     -------       -------
Total Annual Fund Operating
 Expenses
 (before waivers)                  1.73%       2.48%       1.73%         1.48%
Fee Waivers and Expense
 Reimbursements/6/                (0.15)%     (0.15)%     (0.15)%       (0.15)%
                                  -------     -------     -------       -------
Net Annual Fund Operating
 Expenses/6/                       1.58%       2.33%       1.58%         1.33%
                                  =======     =======     =======       =======
----------------------------------------------------------------------------------

1 A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter, Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
2 A fee of $15.00 is charged for each wire redemption (Retail A and Retail B Shares only) and a fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
3 As a result of fee waivers, current management fees of the Fund are 0.60% of the Fund's average daily net assets.
4 The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.
5 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above; and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to shareholder organizations under a Service Plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively.
6 Certain service providers have contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until March 31, 2002, so that Net Annual Fund Operating Expenses will be no more than 1.58%, 2.33%, 1.58% and 1.33% for each class, respectively, for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after March 31, 2002 at the discretion of the service providers.
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Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------
                                            1 Year 3 Years 5 Years 10 Years
---------------------------------------------------------------------------
Retail A Shares                              $716  $1,065  $1,437   $2,479
Retail B Shares
 Assuming complete redemption at end of
  period                                      751   1,073   1,521    2,462
 Assuming no redemption                       251     773   1,321    2,462
Y Shares                                      176     545     939    2,041
Institutional Shares                          151     468     808    1,768
---------------------------------------------------------------------------

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.
--------------------------------------------------------------------------------
Types of Investment Risk

The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risk which may apply to the Fund. Risks associated with particular types of investments the Fund makes are described in this section and in the Fund's Statement of Additional Information ("Additional Statement") referred to on the back page.

General Risks of Investing In the Fund

[GRAPHIC]

Complete Investment Program
An investment in the Fund, by itself, does not constitute a complete investment plan.

Credit Risk
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk" - the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which the Fund may enter.

Derivatives Risk
The Fund may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to, or otherwise not react in tandem with, interest rate changes or market moves, and some may be susceptible to changes in yields or values because of their structure or contract terms. Loss may result from the Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. The Fund may use derivatives to increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the
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derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Interest Rate Risk
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Liquidity Risk
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's management or performance. This risk applies, for example, to variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the United States but which are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 15% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Management Risk
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities that the Fund holds may underperform other securities and types of securities. There can be no assurance that the Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without a Shareholder vote. These policies of the Fund, which may not be changed without a Shareholder vote, are described in the Additional Statement.

Market Risk
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks
This Prospectus describes the Fund's principal investment strategies, and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies and the risks involved are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.
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Portfolio Turnover Risk
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its Shareholders. It may also result in higher short-term capital gains taxable to Shareholders. See "Financial Highlights" for the Predecessor Select Fund's historical portfolio turnover rates.

Valuation Risk
This is a risk that the Fund has valued certain securities at a higher or lower price than the Fund can sell them.

Additional Risks

[Graphic]

Foreign Risks
When the Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. If the Fund invests in foreign securities, it will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when the Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

The Fund may invest in foreign currency denominated securities. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The Fund may hedge against foreign currency risk on unsettled trades, but is not required to do so.

European Currency Unification
Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.
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This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Securities Lending Risk
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Small and MidCap Stock Risks
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small- and medium-company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small and medium companies in which the Fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

Temporary Investment Risk
The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

Additional Risks Which Apply to Particular Types of Securities

[GRAPHIC]

Borrowings, Reverse Repurchase Agreements
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet Shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Investments in Options and Futures Contracts
The Fund may invest in put and call options on securities and stock indexes, futures contracts and options on futures contracts in an effort to hedge against market risks. The Fund will suffer a loss in connection with its use of options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the Adviser when entering into the options or the futures contracts.
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Investing With Firstar Funds

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

The Fund offers four classes of Shares, Retail A, Retail B, Y and
Institutional.

Share Classes Available

Retail A Shares
 . Initial sales charge of 5.50% or less
 . No deferred sales charge
 . Reduced sales charge for larger investments. See "Sales Charges and Waivers"
  for more information
 . Available to any investor who does not qualify to purchase Y or Institutional
  Shares

Retail B Shares
 . No initial sales charge
 . Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
 . Converts to Retail A Shares after six years
 . Available to any investor who does not qualify to purchase Y or Institutional
  Shares

Y Shares
 . No sales charge
 . Available for:
  . All Shareholders who were exchanged into Y Shares in November or December
    2000 in connection with the Firstar-Select Reorganization and who have continuously maintained an account with the Company; and
  . Certain trust, agency or custodial accounts opened through financial institutions such as banks (including Firstar Bank, N.A.), trust companies and thrift institutions (check with Firstar Bank, N.A. or your financial institution to see if you qualify for Y Shares).

Institutional Shares
 . No sales charge
 . Available for:
  . All Shareholders who were exchanged into Institutional Shares in November or December 2000 in connection with the Firstar-Select Reorganization and who have continuously maintained an account with the Company;
  . Certain trust, agency or custodial accounts opened through Firstar Bank, N.A. (check with Firstar Bank, N.A. to see if you qualify for Institutional Shares);
  . Employer-sponsored tax-qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates;
  . All clients of U.S. Bancorp Piper Jaffray Asset Management, Inc.; and
  . Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Fund, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional Shares.

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.
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Sales Charges and Waivers

Initial Sales Charges - for Retail A Shares:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

---------------------------------------------------------------------------
                                                             Shareholder
                                                             Organization
                       Sales Charge as a Sales Charge as a Reallowance as a
Amount of Transaction    Percentage of   Percentage of Net  Percentage of
  at Offering Price     Offering Price      Asset Value     Offering Price
---------------------------------------------------------------------------
Less than $50,000            5.50%             5.82%            5.00%
$50,000 to $99,999           4.50%             4.71%            4.00%
$100,000 to $249,999         3.50%             3.63%            3.25%
$250,000 to $499,999         2.50%             2.56%            2.25%
$500,000 to $999,999         2.00%             2.04%            1.75%
$1,000,000 and above         0.00%             0.00%            0.00%
---------------------------------------------------------------------------

You only pay a sales charge when you buy shares, except as set forth below. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Act.

There is no initial sales charge on Retail A Share purchases of $1 million or more. However, an investor's investment professional or financial institution may receive a commission of up to 1% on the purchase. Retail A Share purchases of $1 million or more may be assessed a contingent deferred sales charge (CDSC) of 1% if the Retail A Shares are sold within 18 months of purchase. Purchases through wrap accounts, exchanges or other programs that already offer shares of the Funds at net asset value are not subject to this CDSC.

To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The Distributor receives any CDSC imposed when you sell your Retail A Shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Retail A Shares will be waived for:

 . redemptions following the death or disability (as defined in the Internal
  Revenue Code) of a shareholder;
 . redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2;
 . redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31;
 . redemptions resulting from the return of certain contributions to an IRA plan.

These are the only waivers that apply to any CDSC charged with respect to Retail A Shares.
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Reducing Your Sales Charges and Waivers - Retail A Shares
To qualify for a reduction of, or exception to, the sales charge you must notify your shareholder organization or the distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. Firstar Funds may modify or terminate quantity discounts at any time.

Waivers - Retail A Shares
You may purchase Retail A Shares without a sales charge if:
 . you are an officer, director, employee, retiree, registered representative or partner of the Adviser, sub-adviser, any of their affiliates or of Firstar Funds;
 . you are a registered representative of any broker-dealer authorized to sell
  Fund shares;
 . you are a full time employee of Firstar Funds' general counsel;
 . you are an immediate family member of any person in the above three categories (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons);
 . you purchase through fee-based registered investment advisers, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers or through "one-stop" mutual fund networks through which the Funds are made available;
 . you participate in asset-allocation "wrap" accounts offered by the Adviser or any of its affiliates or retirement or deferred compensation plans and the trust used to fund such plans (including, but not limited to, plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code (the "Code") or a "rabbi trust" maintained in connection with a deferred compensation plan), which plans and trust purchase through "one-stop" mutual fund networks;
 . you purchase through Code Section 401(k), 403(b) and 457 plans, or Profit
  Sharing and Pension plans, which have 200 or more eligible participants; or . you purchase for a medical savings account for which U.S. Bank or an affiliate serves in a custodial capacity.
 . you received shares of the Fund as part of the Firstar-Select Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

Reducing Your Sales Charges - Retail A Shares
 . Right of Accumulation - Retail A Shares of the Fund, Retail A Shares of
  Firstar Funds' non-money market funds or Class A Shares of First American Funds (except money market funds) can be combined with new purchases for purposes of calculating reduced sales charges. You will receive credit for either the original purchase price or the current net asset value of the other Retail A Shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

 . Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $50,000 or more in Equity, Balanced or Bond Fund Retail A Shares or Class A Shares of any First American non-money market fund. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases of Equity, Balanced or Bond Fund Retail A Shares or Class A Shares of any First
 ............................................................................. 11
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American non-money market fund made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

Contingent Deferred Sales Charge - Retail B Shares
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

----------------------------------------------------------------------
Number of Years                Contingent Deferred Sales Charge
Elapsed Since Purchase   (as % of dollar amount subject to the charge)
----------------------------------------------------------------------
Less than one                                5.00%



At least one but less
 than two                                    4.00%


At least two but less
 than three                                  3.00%


At least three but less
 than four                                   3.00%


At least four but less
 than five                                   2.00%


At least five but less
 than six                                    1.00%

At least six                                  None
----------------------------------------------------------------------

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a Shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a Shareholder may pay upon redemption is remitted to the distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

Waivers - Retail B Shares
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your
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shareholder organization or the distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

 . exchanges described under "Exchange of Shares";
 . redemptions in connection with shares sold for certain retirement distributions or because of disability or death;
 . redemptions effected pursuant to the Fund's right to liquidate a Shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redeeming Shares - Additional Transaction Information - Accounts Below the Minimum Balance";
 . redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;
 . redemptions resulting from certain tax-free returns from IRAs of contributions pursuant to Section 408(d)(4) or (5) of the Code; or . you received shares of the Fund as part of the Firstar-Select Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to Firstar Funds' Systematic Withdrawal Plan. The Fund reserves the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

Conversion - Retail B Shares
Retail B Shares will automatically convert into Retail A Shares of the Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of the Fund by exchange from Retail B Shares of another Firstar Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates -
 either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Shareholder makes a one-time purchase of Retail B Shares of the Fund and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such Shareholder's Retail B Shares of the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

Reinstatement Privilege
If you sell Retail A Shares of a Firstar Fund or Class A Shares of a First American Fund, you may reinvest some or all of the proceeds in Retail A Shares of that Fund, another Firstar Fund or Class A Shares of any First American Fund within 180 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

How To Decide Whether to Buy Retail A or Retail B Shares
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.
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Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

Shareholder Organizations - Retail A Shares, Retail B Shares and Y Shares
The Fund has adopted a distribution and service plan for Retail A Shares. The Fund also has adopted a service plan for Retail A Shares, under which the Fund may pay service fees for shareholder services to Retail A Shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Retail A Shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares.

Shareholder support may include:
 . assisting investors in processing purchase, exchange and redemption requests; . processing dividend and distribution payments from the Fund;
 . providing information periodically to customers showing their positions in
  Fund shares;
 . providing sub-accounting; and
 . forwarding sales literature and advertising.

The Fund has adopted a distribution and service plan for Retail B Shares. Under the distribution and service plan for Retail B Shares, the distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of Retail B Shares for distribution services with respect to Retail B Shares. Also under the distribution and service plan for Retail B Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Retail B Shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Fund also has adopted service plans for Retail B Shares and Y Shares, respectively, under which the Fund may pay service fees for shareholder services (as listed above) to Retail B or Y Shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of Retail B Shares or Y Shares covered by their respective agreements.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the distributor under the distribution and service plans for Retail B Shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.
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Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

Purchasing Shares

Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Minimum Investments

Retail A and Retail B Shares
The minimum initial investment for Retail A Shares and Retail B Shares is $1,000 ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). The minimum subsequent investment is $100 ($25 for a retirement plan or UGMA/UTMA account). The Fund has the right to waive these minimum investment requirements for employees of the Fund's Adviser and its affiliates.

Y and Institutional Shares
There is no minimum initial or subsequent investment for Y or Institutional Shares of the Fund.

Buying Shares

Purchase requests accompanied by a check or wire payment which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day at that day's closing price provided that payment is received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central Time) on that day. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange will be executed on the next business day after receipt of both order and payment in proper form. The Fund also has the right to reject any purchase order.
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Through A Shareholder Organization

Opening an Account
Contact your Shareholder Organization.

By Mail

[GRAPHIC]

Complete an application and mail it along with a check payable to: Firstar Funds, P.O. Box 3011 Milwaukee, WI 53201-3011.
For overnight delivery mail to:
615 E. Michigan St.
Milwaukee, WI 53202.

Automatically (Retail A and Retail B Shares only)

[GRAPHIC]

Call 1-800-677-FUND to obtain a purchase application, which includes information for a Periodic Investment Plan or ConvertiFund(R) Account.

By Wire

[GRAPHIC]

Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire in the amount of your purchase to:
Firstar Bank, N.A.
ABA # 0420-00013
Firstar Mutual Fund Services, LLC
Account # 112-952-137
for further credit to [name of Fund]
[Name /title on the account].
The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Internet
www.firstarfunds.com

[GRAPHIC]

Not available.

By Telephone Exchange

Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Through a Shareholder Organization

Adding to an Account
Contact your Shareholder Organization.

Make your check payable to Firstar Funds. Please include your sixteen-digit account number on your check and mail it to the address at the left.


Complete a Periodic Investment Plan Application to automatically purchase more shares.

Open a ConvertiFund(R) account to automatically invest proceeds from one account to another account of the Firstar Funds.


Call 1-800-677-FUND prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Ask your bank to transmit immediately available funds by wire as described at the left. Please include your sixteen-digit account number. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.


Use Firstar Funds Direct to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Purchase additional shares using an electronic funds transfer from your banking institution for payment.
Call 1-800-677-FUND to authorize this service.


Call 1-800-677-FUND to exchange from another Firstar Fund account with the same registration including name, address and taxpayer ID number.

Please Note: All checks must be drawn on a bank located within the United
States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Fund's transfer agent if any check used for investment in an account or any Periodic Investment Plan purchase does not clear, and the investor involved will be responsible for any loss incurred by the Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
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Additional Information on Buying Shares
 . The Fund will not accept payment in cash, money orders, credit card checks or third party checks for the purchase of shares.
 . Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 . Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

The Fund may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Fund.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

For Owners of Y and Institutional Shares
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of Shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Fund should contact their account representatives.

In the case of participants in certain employee benefit plans investing in the Fund, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

Redeeming Shares

Selling Shares
Redemption requests for the Fund received by the transfer agent by telephone before 3:00 p.m. Central time on a business day for the Fund generally are processed at 3:00 p.m. Central time on the same day. Redemption requests received by the transfer agent before 3:00 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.
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Through a Shareholder Organization

[GRAPHIC]

Contact your Shareholder Organization.

By Phone

[GRAPHIC]

Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption. Redemption proceeds will only be sent to a Shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)

By Mail

[GRAPHIC]

Mail your instructions to the Firstar Funds, P.O. Box 3011, Milwaukee, WI 53201-3011 (via overnight delivery to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.

Internet
www.firstarfunds.com

[GRAPHIC]

Use Firstar Funds Direct to redeem up to $25,000. Call 1-800-677-FUND to authorize this service.

Automatically
(Retail A and Retail B Shares Only)

[GRAPHIC]

Call 1-800-677-FUND for a Systematic Withdrawal Plan application ($5,000 account minimum and $50 minimum per transaction).

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

 The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional Retail A Shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.


Additional Transaction Information

Telephone Requests
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC ("FMFS") or contact your shareholder organization. Each Shareholder of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.
18 .............................................................................
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The Fund reserves the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to Shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a Shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the Shareholder is liable for any loss for unauthorized transactions.

Certificates
Certificates are only issued upon Shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

Additional Redemption Information
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund will delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. An investor must have filed a purchase application before any redemption requests can be paid.

Accounts Below the Minimum Balance
If your account falls below $1,000, other than due to market fluctuations, the Fund may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. The Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

Exchanging Shares


Generally, any share class of the Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. In addition, Retail A Shares are exchangeable for Class A Shares of any First American Fund. Listed below are permitted exchanges between different share classes of the Fund.


 .Retail B Shares of the Fund may be exchanged for Retail A Shares of a Money Market Fund offered by Firstar Funds. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund.
 .Y Shares of the Fund are exchangeable for Institutional Shares of a Money Market Fund offered by Firstar Funds.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased
 ............................................................................. 19
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without a sales charge. Retail B Shares acquired in an exchange and Retail A
Shares of a Money Market Fund acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each Shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar Funds reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar Funds may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar Funds on exchanges, however, Firstar Funds reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a Shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to Shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:
 .exchanges are available only in states where exchanges may be legally made; .the minimum amount which may be exchanged is $1,000;
 .if any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date; and .it may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services

[GRAPHIC]

Shareholder Reports
Shareholders will be provided with a report showing portfolio investments and other information at least semi-annually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of Shareholder reports will be sent to Shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed quarterly and after each purchase or redemption of shares, excluding the reinvestment of dividends. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, the Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

[GRAPHIC]

Firstar Funds Website (www.firstarfunds.com)
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of the Fund's shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call FMFS at 1-800-677-FUND.
20 .............................................................................
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Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed that are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund on-line. If this happens, you may initiate transactions in your Fund accounts by mail or as otherwise described in this Prospectus.

Automated Teleresponse Service
Shareholders using a touch-tone(R) telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling FMFS at 1-800-677-FUND, Shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar Funds representative.

Retirement Plans
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. A description of these Retirement Accounts may be found in the Statement of Additional Information for the Fund. For details concerning Retirement Accounts (including service fees), please call FMFS at 1-800-677-FUND.
--------------------------------------------------------------------------------
Additional Information
Dividends, Capital Gains Distributions and Taxes

Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Dividends and Capital Gains Distributions
Dividends from the net investment income of the Fund are declared and paid annually. Any capital gains are distributed annually. A Shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the Shareholder elects to receive distributions in cash.

If a Shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the Shareholder's address of record, such Shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
The Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. (However, if the Fund's distributions exceed its net income and gain - as may be the case because REIT distributions often include a non-taxable return of capital - that excess will generally result in a non-taxable return of capital to you.) You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."
 ............................................................................. 21
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You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund's dividends that are paid to its corporate Shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate Shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

REITs often do not provide complete tax information to the Fund until after calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Form 1099-DIV beyond January 31.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Fund


Advisory Services
Firstar Investment Research and Management Company, LLC, the investment adviser to the Fund, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("Asset Management" or the "Adviser"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

As of May 2, 2001, Asset Management became investment adviser to the Fund. All other terms of the Fund's advisory agreement, including investment advisory fees, remain unchanged. The address of Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

As of May 2, 2001, Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.
22 .............................................................................
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On February 27, 2001, Firstar Corporation merged with U.S. Bancorp and the merged bank holding companies assumed the U.S. Bancorp name. U.S. Bancorp, as successor to Firstar Corporation, has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by U.S. Bancorp under specified circumstances, including if no affiliate of U.S. Bancorp is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of the Fund, the Adviser manages the Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

Prior to December 11, 2000, the Select REIT-Plus Fund was managed by Firstar Bank, N.A. Firstar Bank, N.A. was solely owned by StarBanc Corporation until November 20, 1998, when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name. Firstar Corporation was the parent company of Firstar Bank, N.A. and of FIRMCO. Firstar Bank, N.A. was known as Star Bank, N.A. prior to the merger.

For the fiscal year ended March 31, 2001, the Predecessor Select REIT-Plus Fund paid the Adviser advisory fees at the rate of 0.55% of average daily net assets.

On April 26, 2001, the Board of Directors of Firstar Funds, Inc. (the "Company") approved Agreements and Plans of Reorganization between the Company and each of First American Investment Funds, Inc. ("FAIF"), First American Funds, Inc. ("FAF") and First American Strategy Funds, Inc. ("FASF") (FAIF, FAF and FASF, together "First American Funds"). These approvals were ratified by the Board of Directors of the Company at a meeting held on May 22, 2001. The Agreements and Plans of Reorganization were also approved by the Boards of the First American Funds on June 1, 2001. The Agreement and Plan of Reorganization between the Company and FAIF provides for the reorganization of the Company's bond and equity funds (including the REIT Fund) into certain portfolios of FAIF. The Agreement and Plan of Reorganization between the Company and FAF provides for the reorganization of the Company's money market funds into certain portfolios of FAF. The Agreement and Plan of Reorganization between the Company and FASF provides for the reorganization of the Company's Firstar Global Equity Fund into a portfolio of FASF. The Agreements and Plans of Reorganization will also be submitted to a vote of the shareholders of the Company at meetings to be held on or about August 30, 2001. If the Agreements and Plans of Reorganization are approved by shareholders, and certain other conditions are satisfied, the assets and liabilities of each of the Company's portfolios will be transferred to similar portfolios in First American Funds, and the shareholders of the Company's portfolios will become shareholders of First American Funds. A combined proxy statement and prospectus for each of FAIF, FAF and FASF, with respect to the proposed reorganizations, will be mailed to shareholders in advance of the meetings. If the Agreements and Plans of Reorganization are approved by shareholders, it is expected that the reorganizations will occur in mid to late September 2001.

Fund Managers
A portfolio management team of persons associated with Asset Management manages the REIT Fund.
 ............................................................................. 23
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Administrative Services
FMFS, an affiliate of the Adviser, serves as the Fund's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent and Accounting Services Agent

FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Fund and receives fees for those services.

Net Asset Value and Days of Operation

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Fund are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Fund's investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. The Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of the Fund may change on days when Shareholders will not be able to purchase or redeem the Fund's shares.

The Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.
24 .............................................................................
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Appendix

Financial Highlights

The financial highlights tables set forth on the following pages show the Fund's financial information through March 31, 2001. For the periods prior to December 11, 2000, the financial highlights are based on the financial history of the Predecessor Select Fund. The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal year ended March 31, 2001, has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report dated May 25, 2001, along with the Fund's financial statements as of and for the year then ended, are included in the Fund's Annual Report and incorporated by reference into the Additional Statement, all of which are available upon request. The information for the fiscal years ended March 31, 2000, 1999, and 1998, has been audited by McCurdy & Associates, CPAs, independent auditors for the Predecessor Select Fund, whose reports, along with the Fund's financial statements, are included in the Predecessor Select Fund's Annual Report and incorporated by reference into the Additional Statement, all of which are also available upon request.

Contact FMFS for a free copy of the Annual and Semi-Annual Reports or
Additional Statement.
 ............................................................................. 25
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Institutional Shares

                                    Income from Investment Activities              Less Distributions
                                   ------------------------------------- ----------------------------------------

                                                                                      Distributions
                          Net                   Net Realized             Dividends      from Net
                      Asset Value,    Net      and Unrealized Total from  from Net      Realized
                       Beginning   Investment   Gains (Loss)  Investment Investment     Gains on        Total
                       of Period     Income    on Securities  Operations   Income      Investments  Distributions
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 2001                    $ 7.75      $0.40/7/      $ 1.36       $ 1.76     $(0.55)/5/    $   -         $(0.55)
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 2000                      7.96       0.53          (0.21)        0.32      (0.53)           -          (0.53)
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 1999                     10.59       0.40          (2.55)       (2.15)     (0.40)        (0.08)        (0.48)
-----------------------------------------------------------------------------------------------------------------
Period Ended March
 31, 1998/1/              10.00       0.35           0.86         1.21      (0.35)        (0.27)        (0.62)
-----------------------------------------------------------------------------------------------------------------

1 For the period June 24, 1997 (commencement of operations) to March
  31, 1998.
2 Not annualized.
3  Annualized.
4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


Retail A Shares

                                        Income from Investment Activities               Less Distributions
                                     ---------------------------------------- --------------------------------------


                            Net                  Net Realized and             Dividends
                        Asset Value,    Net         Unrealized     Total from  from Net  Distributions
                        Beginning of Investment  Gains or (Losses) Investment Investment     from          Total
                           Period      Income      on Securities   Operations   Income   Capital Gains Distributions
--------------------------------------------------------------------------------------------------------------------
Period Ended March 31,
 2001/1/                   $9.06       $0.09/7/        $0.17         $0.26    $(0.34)/6/     $--          $(0.34)
--------------------------------------------------------------------------------------------------------------------

1  For the period December 11, 2000 (commencement of operations) to March 31,
   2001.
2  Not annualized.
3  Annualized.
4 The total return calculation does not reflect the maximum sales charge of 5.50%.

Retail B Shares

                                    Income from Investment Activities              Less Distributions
                                   ------------------------------------- ----------------------------------------

                                                                                      Distributions
                          Net                   Net Realized             Dividends      from Net
                      Asset Value,    Net      and Unrealized Total from  from Net      Realized
                       Beginning   Investment   Gains (Loss)  Investment Investment     Gains on        Total
                       of Period     Income    on Securities  Operations   Income      Investments  Distributions
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 2001                    $ 7.77      $0.27/4/      $ 1.49       $ 1.76     $(0.55)/3/    $   -         $(0.55)
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 2000                      7.99       0.53          (0.22)        0.31      (0.53)           -          (0.53)
-----------------------------------------------------------------------------------------------------------------
Year Ended March 31,
 1999                     10.59       0.40          (2.54)       (2.14)     (0.38)        (0.08)        (0.46)
-----------------------------------------------------------------------------------------------------------------

1 The total return calculation does not reflect the maximum deferred sales charge of 5.00%.
2 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
3 Includes distribution in excess of net investment income of $0.17 per share. 4 Net investment income per share represents net investment income divided by average shares outstanding throughout the period.

                                        Income from Investment Activities               Less Distributions
                                     ---------------------------------------- --------------------------------------

                                                                                         Distributions
                            Net                  Net Realized and             Dividends    from Net
                        Asset Value,    Net         Unrealized     Total from  from Net    Realized
                        Beginning of Investment  Gains or (Losses) Investment Investment   Gains on        Total
                           Period      Income      on Securities   Operations   Income    Investments  Distributions
--------------------------------------------------------------------------------------------------------------------
Period Ended March 31,
 2001/1/                   $9.06       $0.09/6/        $0.17         $0.26    $(0.34)/5/      --          $(0.34)
--------------------------------------------------------------------------------------------------------------------

Retail Y Shares
1  For the period December 11, 2000 (commencement of operations) to March 31,
   2001.
2  Not annualized.
3  Annualized.
4 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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
                                                     Supplemental Data and Ratios
                              -----------------------------------------------------------------------------
                                                                                  Ratio of Net
                                                         Ratio of     Ratio of     Investment
                              Net Assets,  Ratio of    Expenses to   Investment    Income to
     Net Asset                  End of     Expenses    Average Net   Income to    Average Net
     Value, End     Total       Period    to Average  Assets (After   Average    Assets (After   Portfolio
     of Period    Return/5/     (000s)    Net Assets  Reimbursement) Net Assets  Reimbursement) Turnover/4/
-----------------------------------------------------------------------------------------------------------
         $ 8.96    22.90%       $34,752     1.46%/5/      1.46%/5/     4.51%         4.51%        34.92%
-----------------------------------------------------------------------------------------------------------
           7.75     4.22%        28,813     1.61%         1.61%        6.53%         6.53%        18.57%
-----------------------------------------------------------------------------------------------------------
           7.96   (20.59)%       30,566     1.47%         1.47%        4.35%         4.35%        45.48%
-----------------------------------------------------------------------------------------------------------
          10.59    14.96%/2/     43,981     1.52%/3/      1.52%/3/     4.29%/3/      4.29%/3/     29.50%
-----------------------------------------------------------------------------------------------------------

5  Includes distribution in excess of net investment income of $0.17 per share.

6 Net investment income per share represents net investment income divided by average shares outstanding throughout the period.

7 Net investment income per share represents net investment income divided by average shares outstanding throughout the period.


                                                         Supplemental Data and Ratios
                              -----------------------------------------------------------------------------------
                                                                                        Ratio of Net
                                                         Ratio of                        Investment
                              Net Assets, Ratio of     Expenses to       Ratio of        Income to
     Net Asset                  End of     Expenses    Average Net      Investment      Average Net
     Value, End     Total       Period    to Average  Assets (After  Income to Average Assets (After   Portfolio
     of Period    Return/4/     (000s)    Net Assets  Reimbursement)    Net Assets     Reimbursement) Turnover/5/
------------------------------------------------------------------------------------------------------------------
       $8.98        2.86%/2/      $ 0        1.75%/3/      1.58%/3/        4.52%/3/         4.69%/3/     34.92%/2/
------------------------------------------------------------------------------------------------------------------

5 Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

6  Includes distribution in excess of net investment income of $0.17 per share.

7 Net investment income per share represents net investment income divided by average shares outstanding throughout the period.

                                                   Supplemental Data and Ratios
                            ---------------------------------------------------------------------------
                                                                              Ratio of Net
                                                      Ratio of    Ratio of     Investment
                            Net Assets,  Ratio of   Expenses to   Investment   Income to
     Net Asset                End of     Expenses   Average Net   Income to   Average Net
     Value, End     Total     Period    to Average Assets (After   Average   Assets (After   Portfolio
     of Period    Return/1/   (000s)    Net Assets Reimbursement) Net Assets Reimbursement) Turnover/2/
-------------------------------------------------------------------------------------------------------
          $8.98    22.84%       $ 0       18.91%       1.60%       (13.04)%      4.27%        34.92%
-------------------------------------------------------------------------------------------------------
           7.77     3.97%        90       21.55%       1.60%       (12.11)%      7.84%        18.57%
-------------------------------------------------------------------------------------------------------
           7.99   (20.65)%       91       13.38%       1.45%        (7.53)%      4.39%        45.48%
-------------------------------------------------------------------------------------------------------

                                                        Supplemental Data and Ratios
                            ------------------------------------------------------------------------------------
                                                                                       Ratio of Net
                                                        Ratio of                        Investment
                            Net Assets, Ratio of Net  Expenses to       Ratio of        Income to
     Net Asset                End of      Expenses    Average Net      Investment      Average Net
     Value, End   Total       Period     to Average  Assets (After  Income to Average Assets (After   Portfolio
     of Period    Return      (000s)     Net Assets  Reimbursement)    Net Assets     Reimbursement) Turnover/4/
-----------------------------------------------------------------------------------------------------------------
       $8.98       2.79%/2/     $ 6         1.75%/3/      1.58%/3/        4.52%/3/         4.69%/3/     34.92%/2/
-----------------------------------------------------------------------------------------------------------------

5  Includes distribution in excess of net investment income of $0.17 per share.

6 Net investment income per share represents net investment income divided by average shares outstanding throughout the period.

 ............................................................................. 27

 ................................................................................

[LOGO OF FIRSTAR FUNDS]

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by its Distributor in any jurisdiction in which such offering may not lawfully be made.
28 .............................................................................

   FOR MORE    ANNUAL/SEMI-ANNUAL REPORTS
INFORMATION    Additional information about the Fund's performance and
               investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

               STATEMENT OF ADDITIONAL INFORMATION
               Additional information about the Fund and its policies is also available in the Fund's Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

               The Fund's annual and semi-annual reports and Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND.

               To obtain other information and for shareholder inquiries:

               By telephone - call 1-800-677-FUND

               By mail -  Firstar Funds
                          615 East Michigan Street
                          P.O. Box 3011
                          Milwaukee, Wisconsin 53201-3011

               By e-mail - firstarfunds@firstar.com
                           ------------------------

               On the Internet - Text only version of the Fund's documents are located online and may be downloaded from: -
                                 http://www.sec.gov
                                 ------------------

               You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.



               The Fund's Investment Company Act File Number is 811-5380.


www.firstarfunds.com                                                     REIT-01

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                                   REIT Fund


                              August 1, 2001


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
FIRSTAR FUNDS, INC.......................................................      2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS....................      2
INVESTMENT STRATEGIES AND RISKS..........................................      4
NET ASSET VALUE..........................................................     13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................     14
DESCRIPTION OF SHARES....................................................     21
ADDITIONAL INFORMATION CONCERNING TAXES..................................     23
MANAGEMENT OF THE COMPANY................................................     24
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT..................     34
EXPENSES.................................................................     35
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.........................     35
COUNSEL..................................................................     36
CODE OF ETHICS...........................................................     36
PERFORMANCE CALCULATIONS.................................................     37
MISCELLANEOUS............................................................     40
APPENDIX A...............................................................    A-1


     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Firstar Funds, Inc.'s prospectus ("Prospectus") dated August 1, 2001, for Retail A, Retail B, Y and Institutional Shares of the REIT Fund ("the Fund"). This SAI is incorporated by reference in its entirety into the Prospectus. The Fund commenced operations as a portfolio (the "Predecessor Fund") of the Firstar Select Funds as further explained herein. On December 11, 2000, the Predecessor Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Prospectus, as well as the Fund's Annual Report to Shareholders dated March 31, 2001 may be obtained, without charge, by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' reports thereon are incorporated by reference from Fund's Annual Report into this SAI. No other part of the Annual Report is incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     The REIT Fund (the "Fund") was originally organized as the Firstar Select REIT-Plus Fund, a separate investment portfolio of Firstar Select Funds. On December 11, 2000, the Fund was reorganized as an investment portfolio of the Company.

     This SAI pertains to Retail A, Retail B, Y and Institutional Shares of the Fund. The Fund is a diversified portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company also offers other investment portfolios that are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC by telephone at 1-800-677-FUND or in writing at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     The Company is an open-end management investment company. The following policies supplement the Fund's respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------


     Subject to the general supervision of the Board of Directors, U.S. Bancorp Piper Jaffray Asset Management, Inc. ("Asset Management" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Fund's shareholders.
In addition a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Fund's shareholders, are taxable to them.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion believes such practice to be in the Fund's interest.




     For the fiscal years ended March 31, 2001, 2000 and 1999, the Fund or the Predecessor Fund, as applicable, paid brokerage commissions as follows:

               2001                      2001             1999
               ----                      ----             ----

             $52,747                    $45,919        $94,143.88

None of the brokerage commissions were paid to affiliates of the Company, the Adviser or the Administrator.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of any of them (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").


     Investment decisions for the Fund are made independently from those of other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

INVESTMENT STRATEGIES AND RISKS

     Ratings. The ratings of Standard & Poor's Rating Group ("Standard &
     -------
Poor's"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining
whether the Fund should continue to hold the security.   For a more detailed
description of ratings, see Appendix A.

     Equity Securities.  The Fund may invest in common stock, preferred stock
     -----------------
and common stock equivalents (such as convertible preferred stock and convertible debentures) of real estate related companies (including real estate investment trusts ("REITs")) and other companies. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's or Moody's or, if unrated, are deemed to be of comparable quality by the Adviser. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     Corporate Debt Securities.  Corporate debt securities are bonds or notes
     -------------------------
issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Corporate debt securities are subject to the risk that the company may not be able to make interest and principal payments when due. In addition, these debt securities may decrease in value when interest rates rise. This interest rate risk increases with debt securities of longer maturities. Under normal circumstances, the Fund may invest up to 5% of its net assets in corporate bonds and notes. The Fund intends to invest only in fixed income securities rated A or higher by Moody's or Standard & Poor's or, if unrated, are deemed to be of comparable quality by the Adviser.

     Securities Lending.  The Fund may lend its portfolio securities to
     ------------------
unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans, which may be long-term or short-term, be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. In accordance with current SEC policies, the Fund is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan.

     Securities lending arrangements with broker/dealers and other institutional investors require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     The Adviser and/or U.S. Bank National Association ("U.S. Bank"), which is under common control with the Adviser, may act as securities lending agent for the Fund and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order.

     Money Market Instruments. The Fund may invest from time to time in "money
     ------------------------
market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Subject to the Fund's investment limitations, short-term investments and repurchase agreements may be entered into on a joint basis by the Fund and other funds advised by the Adviser, or U.S. Bank, which is under common control with the Adviser, to the extent permitted by an exemptive order issued by the SEC.

     Repurchase Agreements.  The Fund may agree to purchase securities from
     ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies.  The Fund may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Additionally, the Fund may invest up to 25% of its net assets in money market funds advised by the Adviser, U.S. Bank, or any affiliate of either the Adviser or U.S. Bank in accordance with the exemptive order issued by the SEC. Securities of other investment companies not affiliated with the Adviser or U.S. Bank will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. In addition, investment companies in which the Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with their own operations.

     U.S. Government Obligations. The Fund may invest in a variety of U.S.
     --------------------------
Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Under normal circumstances, the Fund may invest up to 5% of its net assets in U.S. government obligations.

     Foreign Securities.  The Fund may invest up to 10% of its net assets at the
     ------------------
time of purchase in foreign equity securities including REITs. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.


     Options Transactions.  To the extent set forth below, the Fund may purchase
     --------------------
put and call options on equity securities and stock indices. These transactions will be undertaken for the purpose of reducing risk to the Fund (that is, for "hedging" purposes). Options on futures contracts are discussed below under "Futures and Options on Futures."

     OPTIONS ON SECURITIES. The Fund may purchase put and call options on securities it owns or has the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.


     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     OPTIONS ON STOCK INDICES. The Fund may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

     WRITING OF CALL OPTIONS. The Fund may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. These transactions may include the writing of covered call options on equity securities. The Fund may write (sell) covered call options covering up to 25% of the equity securities owned by the Fund.


     When the Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. The Fund may also write call options on stock indices the movements of which generally correlate with those of the Fund's portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

     The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If the Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     LIMITATIONS. The Fund will not invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. The Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

     The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by the Fund and the prices of options, and the risk of limited liquidity in the event that the Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

     Futures and Options on Futures.  The Fund may engage in futures
     ------------------------------
transactions and options on futures transactions, contracts for the future delivery of securities and options thereon and stock index futures contracts and options thereon.

     A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

     At the same time a futures contract is purchased or sold, the Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Fund to segregate assets equal to at least 100% of its performance under such contracts.

     The Fund may use futures contracts and options on futures in an effort to hedge against market risks.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

     Where the Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. Where the Fund is permitted to enter into futures contracts obligating it to purchase securities or an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities or index at the delivery or settlement date fell to zero for all contracts into which the Fund was permitted to enter. Where the Fund is permitted to enter into futures contracts obligating it to sell securities, its potential losses are unlimited if it does not own the securities covered by the contracts and it is unable to close out the contracts prior to the settlement date.

     Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

     Convertible Securities.  The Fund may hold convertible securities, subject
     ----------------------
to its investment limitations. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Investment Limitations.  The Fund is subject to the investment limitations
     ----------------------
enumerated below which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     1.   Borrowing Money.  The Fund will not borrow money, except (a) from a
          ---------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.   Senior Securities.  The Fund will not issue senior securities.  This
          -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3.   Underwriting.  The Fund will not act as underwriter of securities
          ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4.   Real Estate.  The Fund will not purchase or sell real estate.  This
          -----------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.   Commodities.  The Fund will not purchase or sell commodities unless
          -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

  6.      Loans.  The Fund will not make loans to other persons, except (a) by
          -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

  7.      Concentration.  The Fund will not invest 25% or more of its total
          -------------
assets in any particular industry other than the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

          With respect to the percentages adopted by the Board of Directors as maximum limitations on the Company's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Company, provided that if such merger, consolidation or acquisition results in an investment by the Fund in the securities of any issuer prohibited by said paragraphs, the Company shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          The following additional investment limitations with respect to the Fund are not fundamental and may be changed by the Board of Directors without shareholder approval:

  1.      Pledging.  The Fund will not mortgage, pledge, hypothecate or in any
          --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

  2.      Borrowing.  The Fund will not purchase any security while borrowings
          ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not engage in borrowing or enter into reverse repurchase agreements.

  3.      Margin Purchases.  The Fund will not purchase securities or evidences
          ----------------
of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4.   Options.  The Fund will not purchase or sell puts, calls, options or
          -------
straddles, except as described in the Prospectus and this Statement of Additional Information.

     5.   Short Sales.  The Fund will not effect short sales of securities.
          -----------

     6.   Illiquid Securities.  The Fund will not purchase securities that are
          -------------------
restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price. Certain Rule 144A securities may be considered liquid; however the Fund has no present intention of investing in such securities.

          Although the foregoing investment limitations would permit the Fund to invest in futures contracts, the Fund does not intend to engage in such transactions. Prior to engaging in such transactions, the Fund would add appropriate disclosure concerning its investments in such instruments in the Prospectus and this Statement of Additional Information.


NET ASSET VALUE

     The net asset value per share of the Fund is calculated separately for Retail A, Retail B, Y and Institutional Shares by adding the value of all portfolio securities and other assets belonging to the Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plans and Service Plans applicable to Retail A, Retail B, Institutional and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders for the Fund is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas.

     Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange-traded securities for which there were no transactions are valued at the current bid prices for the Fund. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of the Fund.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Fund.  An illustration of the
     -----------------------------------------
computation of the initial offering price per share of the Retail A Shares of the Fund based on the value of the assets of the Fund and number of outstanding securities at March 31, 2001 for the Fund, as follows:


     Net Assets (000s)/1/                                                              $   0
     Number of Shares Outstanding (000s)/2/                                                0
     Net Asset Value Per Share                                                         $8.98
     Sales Charge 5.50% of offering price (5.82% of net asset
      value per share)                                                                 $0.52
     Public Offering Price                                                             $9.50

     Shareholder organizations or institutions may be paid by the Fund for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

_______________________________________________
/1/  Net Assets are less than $500.
/2/  Shares issued and outstanding are less than 500.

     The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.
---------------------------------------------

A.   Rights of Accumulation

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund that are sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on the higher of current net asset value or the original purchase price) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. For example, let's say you're making $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you for purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

              Eligible First American Funds include the following:

                                 Balanced Fund
                               Equity Income Fund
                               Equity Index Fund
                             Large Cap Growth Fund
                              Large Cap Value Fund
                              Mid Cap Growth Fund
                               Mid Cap Value Fund

                             Small Cap Growth Fund
                              Small Cap Value Fund
                             Emerging Markets Fund
                               International Fund
                              Health Sciences Fund
                          Real Estate Securities Fund
                                Technology Fund
                              Corporate Bond Fund
                               Fixed Income Fund
                         Intermediate Term Income Fund
                            Limited Term Income Fund
                             Strategic Income Fund
                 High Yield Bond Fund (offered April 30, 2001)
                     California Intermediate Tax Free Fund
                      Colorado Intermediate Tax Free Fund
                           Intermediate Tax Free Fund
                      Minnesota Intermediate Tax Free Fund
                       Oregon Intermediate Tax Free Fund
                             Arizona Tax Free Fund
                            California Tax Free Fund
                             Colorado Tax Free Fund
                            Minnesota Tax Free Fund
                                 Tax Free Fund
                             Nebraska Tax Free Fund
                        Strategy Aggressive Growth Fund
                              Strategy Growth Fund
                         Strategy Growth & Income Fund
                              Strategy Income Fund



     The complex of First American Funds and Firstar Funds are affiliated investment companies as of February 27, 2001. They are both advised by U.S. Bancorp Piper Jaffray Asset Management, Inc.

     B.   Letter of Intent
          ----------------

     As discussed in the Prospectus, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all such Shares were purchased at one time. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time he or she purchases Shares.

     Exchange Privilege.  By use of the exchange privilege, shareholders
     ------------------
authorize the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or, in some cases, the shareholder's registered representative or account representative of record and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of the Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company or Class A Shares of any First American Fund.

     B. Retail A Shares of the Fund or Retail A shares of a Firstar Funds money market fund ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection
           ---
with an exchange involving shares that had been purchased with a sales charge) as well as additional Retail A Shares acquired through reinvestment of dividends or distributions on such Retail A Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares of the Fund acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares of the Fund that have been acquired through an exchange of Retail B Shares may be exchanged for Retail B Shares of any other Fund offered by the Company without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

     D. Retail B Shares of the Fund may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the MMF Shares acquired through exchange. If the shareholder subsequently exchanges the MMF Shares back into Retail B Shares of the Fund, the holding period on the Shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of the Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and MMF shares will be charged.

     E. Retail A Shares of the Fund may be exchanged without a sales load for Retail A Shares of any other Fund that is offered by the Company without a sales load.

     F. Institutional Shares of the Fund may be exchanged for Institutional Shares of any other Fund offered by the Company.

     G. Y Shares of the Fund may be exchanged for Y Shares of any other Fund offered by the Company. Y Shares of the Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of any other money market fund offered by the Company.

     Except as stated above, a sales load will be imposed when shares of the Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund offered by the Company which are sold with a sales load.

     Shares in the Fund that are being exchanged will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC on Retail B Shares.  Certain types of redemptions may
     ---------------------------------------
also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii)   redemptions in connection with the death or disability of a shareholder;
or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail Shares of the Fund
-------------------------------------------

       Individual Retirement Accounts.  The Company has available a plan (the
       ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

       The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

       The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Fund. Any person who wishes to establish a retirement plan account may do so by contacting Firstar Investor Services at 1-800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

     Additional Information Regarding Shareholder Services for Retail Shares
     -----------------------------------------------------------------------

     The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B

Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail Shares of the Fund permit shareholders to effect ConvertiFund(R) transactions, an automated method by which a Retail A or Retail B shareholder may invest proceeds from one Retail A or Retail B Share account to another Retail A or Retail B Share account of the Company, as the case may be. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFund(R) transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail Shares of the Fund offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of the Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Firstar Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue an indefinite number of full and fractional shares of common stock, $.0001 par value per share, which is divided into 200 classes, numbered consecutively 1 through 200. Classes 1 through 36 have been designated as individual portfolios of the Company and each such class is divided into series. The remaining classes will be reserved for future issuance. Shares designated Class 34 represent interests in the Fund and are divided into four series designated as Institutional Shares,

Retail A Shares, Retail B Shares and Y Shares (each, a "Series"). Each Series consists of the number of shares set forth in the table below:

          Class-Series of                    Number of Authorized
          Common Stock                       Shares in Each Series
          ------------                       ---------------------

          34-Institutional                         100 Million
          34-Y                                     100 Million
          34-A                                     100 Million
          34-B                                     100 Million

     In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Prospectus, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each series of the Fund are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as a Distribution and Service Plan applicable to Retail A or Retail B Shares) but not the other series of the Fund, only the affected series will be entitled to vote. Each Institutional, Retail A, Retail B or Y Share of the Fund represents an equal proportionate interest with other Institutional, Retail A, Retail B or Y Shares in the Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights.

     When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                           MANAGEMENT OF THE COMPANY

     The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

     The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                Position(s) held with   Principal Occupations During Past 5 Years and
Name, Address & Age             the Company             Other Affiliations
---------------------------------------------------------------------------------------------------------
Glen R. Bomberger               Director                Retired; Director, A.O. Smith Corporation (a
One Park Plaza                                          diversified manufacturing company) since January
11270 West Park Place                                   1987; Executive Vice President and Chief
Milwaukee, WI 53224-3690                                Financial Officer, A.O. Smith Corporation,
Age: 63                                                 January 1987 - April 2001; Director of companies
                                                        affiliated with A.O. Smith Corporation;
                                                        Director, Smith Investment Company; Director of
                                                        companies affiliated with Smith Investment
                                                        Company.

Bronson J. Haase*               Director                President and CEO of Wisconsin Gas Company,
6948 Wildwood Point                                     WICOR Energy, FieldTech and Vice President of
Chenequa, WI  53029                                     WICOR, Inc. from 1998 to October 2000; President
Age: 57                                                 and CEO of Ameritech - Wisconsin (formerly
                                                        Wisconsin Bell) from 1993 to 1998; President of
                                                        Wisconsin Bell Communications from 1993 to 1998;
                                                        Board of Directors, The Marcus Corporation;
                                                        Trustee of Roundy Foods; Chairman of the
                                                        Wisconsin Utilities Association.

                                Position(s) held with   Principal Occupations During Past 5 Years and
Name, Address & Age             the Company             Other Affiliations
---------------------------------------------------------------------------------------------------------
Dawn M. Hornback                Director                Trustee of Firstar Stellar Funds from February
Observatory Group, Inc.                                 1997 to December 2000; Founder, President and
700 Walnut Street                                       Chief Executive Officer of Observatory Group,
Suite 450                                               Inc. (brand identity firm) since August 1990.
Cincinnati, OH 45202
Age: 37

Joseph J. Hunt                  Director                Director of Mercantile Mutual Funds, Inc. since
Iron Workers International                              1994; Treasurer of the International Association
 Union                                                  of Bridge, Structural and Ornamental Iron
1750 New York Ave., N.W.                                Workers (IABSOIW) (international labor union)
Suite 400                                               since 1998; General Vice-President of IABSOIW
Washington, D.C.  20006                                 from 1994 to 1998.
Age: 58

Jerry G. Remmel                 Director                Retired; Vice President, Treasurer and Chief
16650A Lake Circle                                      Financial Officer of Wisconsin Energy
Brookfield, WI  53005                                   Corporation from 1994 to 1996; Treasurer of
Age: 69                                                 Wisconsin Electric Power Company from 1973 to
                                                        1996; Director of Wisconsin Electric Power
                                                        Company from 1989 to 1996; Senior Vice
                                                        President, Wisconsin Electric Power Company from
                                                        1988 to 1994; Chief Financial Officer, Wisconsin
                                                        Electric Power Company from 1983 to 1996; Vice
                                                        President and Treasurer, Wisconsin Electric
                                                        Power Company from 1983 to 1989.

Richard K. Riederer             Director                Retired; President and Chief Executive Officer
741 Chestnut Road                                       of Weirton Steel from 1995 to 2001; Director of
Sewickley, PA 15143                                     Weirton Steel from 1993 to 2001; Executive Vice
Age: 57                                                 President and Chief Financial Officer, Weirton
                                                        Steel January from 1994 to 1995; Vice President
                                                        of Finance and Chief Financial Officer, Weirton
                                                        Steel January from 1989 to 1994; Member, Board
                                                        of Directors of American Iron and Steel
                                                        Institute since 1995; Member, Board of
                                                        Directors, National Association of Manufacturers
                                                        since 1995; Member, Board of Directors, WESBANCO
                                                        since September 1997; Trustee of Carnegie Mellon
                                                        University since 1997.

                                Position(s) held with   Principal Occupations During Past 5 Years and
Name, Address & Age             the Company             Other Affiliations
---------------------------------------------------------------------------------------------------------
James M. Wade                   Chairman of the Board   Retired; Vice President and Chief Financial
2802 Wind Bluff Circle                                  Officer, Johnson Controls, Inc. (a controls
Wilmington, NC  28409                                   manufacturing company) from January 1987 to May
Age:  57                                                1991.

Jerry V. Woodham                Chief Investment        Chairman of the Board, President and Director of
San Diego County Employees'     Officer                 Mercantile Mutual Funds, Inc. 1982 -December
 Retirement Fund                                        2000; Treasurer, St. Louis University since
401 West A Street                                       August 1996; Treasurer, Washington University,
Suite 1300                                              1981 - 1996.
San Diego, CA 92101-7906
Age: 58

Marian Zentmyer*                Director and            Chief Equity Investment Officer and Director, USBPJAM
777 E. Wisconsin Avenue         President               since May 2001; Chief Equity Investment Officer and Director,
 Suite 800                                              FIRMCO, 1998-2001; Senior Vice President and Senior Portfolio
Milwaukee, WI 53202                                     Manager, FIRMCO, 1995-1998.
Age 44

William H. Zimmer, III          Director                Trustee and member of Audit Committee of Firstar
Ecampus.com                                             Stellar Funds from February 1996 to December
1999 Richmond Road                                      2000, Senior Vice President and Chief Financial
Lexington, KY 40502                                     Officer, ecampus.com since September 1999
Age:  47                                                (e-commerce); Executive Vice-President and Chief
                                                        Financial Officer, Advanced Communications
                                                        Group, Inc. since December 1998; Corporate Vice
                                                        President and Treasurer, Cincinnati Bell, Inc.
                                                        from November 1997 to December 1997; Secretary
                                                        and Treasurer, Cincinnati Bell, Inc. from August
                                                        1991 to November 1997; Secretary and Assistant
                                                        Treasurer, Cincinnati Bell, Inc. from December
                                                        1988 to August 1991; Assistant Secretary and
                                                        Assistant Treasurer, Cincinnati Bell, Inc. from
                                                        April 1987 to December 1988.

W. Bruce McConnel               Secretary               Partner of the law firm of Drinker Biddle &
One Logan Square                                        Reath LLP.
18/th/ & Cherry Streets
Philadelphia, PA 19103
Age: 58

                                Position(s) held with   Principal Occupations During Past 5 Years and
Name, Address & Age             the Company             Other Affiliations
---------------------------------------------------------------------------------------------------------
Robert H. Nelson                Vice President **       Treasurer of FAIF, FAF, FASF and FAIP since
601 Second Avenue South,        Treasurer **            March 11, 2000; Senior Vice President of U.S.
 Minneapolis, Minnesota 55402                           Bancorp Piper Jaffray Asset Management since May
Age: 37                                                 2001; Senior Vice President of First American
                                                        Asset Management from 1998 through May 2001 and
                                                        of Firstar Investment & Research Management
                                                        Company from February 2001 through May 2001;
                                                        Senior Vice President of Piper Capital
                                                        Management Inc. through 1998.

Joseph C. Neuberger             Assistant Treasurer     Senior Vice President, Firstar Mutual Fund
615 E. Michigan Street                                  Services, LLC since 1994; Manager, Arthur
Milwaukee, WI 53202                                     Andersen LLP, prior thereto.
Age: 39

* Mr. Haase and Ms. Zentmyer are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.


** Prior to June 30, 2001, Laura J. Rauman was vice president and treasurer of the Company.

     The following table presents certain information for the fiscal year ended March 31, 2001 about the fees received by the directors of the Company as directors and/or officers of the Company:

                                                       PENSION OR          ESTIMATED          TOTAL COMPENSATION
                                                       RETIREMENT            ANNUAL              FROM COMPANY
        NAME OF                    AGGREGATE        BENEFITS ACCRUED        BENEFITS               AND FUND
        PERSON/                COMPENSATION FROM     AS PART OF FUND          UPON             COMPLEX* PAID TO
       POSITION                   THE COMPANY           EXPENSES           RETIREMENT              DIRECTORS
       --------                   -----------           --------           ----------              ---------
     James M. Wade                  $ 20,000              $0                   $0                    $20,000
 Chairman of the Board

   Glen R. Bomberger                $16,500+              $0                   $0                    $16,500
        Director

    Jerry G. Remmel                 $ 16,500              $0                   $0                    $16,500
        Director

  Richard K. Riederer               $ 16,500              $0                   $0                    $16,500
        Director

     Charles R. Roy                 $ 12,500              $0                   $0                    $12,500
        Director

                                                       PENSION OR          ESTIMATED          TOTAL COMPENSATION
                                                       RETIREMENT            ANNUAL              FROM COMPANY
        NAME OF                    AGGREGATE        BENEFITS ACCRUED        BENEFITS               AND FUND
        PERSON/                COMPENSATION FROM     AS PART OF FUND          UPON             COMPLEX* PAID TO
       POSITION                   THE COMPANY           EXPENSES           RETIREMENT              DIRECTORS
       --------                   -----------           --------           ----------              ---------
    Bronson J. Haase                $ 16,500              $0                   $0                    $16,500
        Director

   Dawn M. Hornback++               $  5,000              $0                   $0                    $ 5,000
        Director

    Joseph J. Hunt++                $  5,000              $0                   $0                    $ 5,000
        Director

   Jerry V. Woodham++               $  5,000              $0                   $0                    $ 5,000
        Director

  William H. Zimmer++               $  5,000              $0                   $0                    $ 5,000
        Director

   Marian Zentmyer++                $      0              $0                   $0                    $     0
        Director


* The "Fund Complex" includes only the Company. The Company is comprised of 33 separate portfolios.

+ Includes $16,500 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

++ Mmes. Hornback and Zentmyer and Messrs. Hunt, Woodham and Zimmer were elected as Directors on November 8, 2000.


     Each Director receives an annual fee of $17,000, a $2,000 per in-person meeting attendance fee, a $1,000 per telephone meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the fiscal year ended March 31, 2001, the Directors and Officers received aggregate fees and reimbursed expenses of $131,931. Ms. Zentmyer, Mr. Nelson and Mr. Neuberger receive no fees from the Company for their services as President; Vice President and Treasurer; and Assistant Treasurer, respectively, although the Adviser, of which Ms. Zentmyer and Mr. Nelson are Chief Investment Officer of Equities and Director of Operations and Technology, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. Prior to June 30, 2001, Ms. Rauman received no fees from the Company for her services as Vice President and Treasurer although the Adviser, of which Ms. Rauman was Senior Vice President, received fees from the Company for advisory services. The Adviser is a wholly owned , indirect, subsidiary of U.S. Bancorp. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

     Directors, employees, retirees and their families of U.S. Bancorp or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

     On December 11, 2000, the Predecessor Fund offered by Firstar Select Fund was reorganized into a corresponding portfolio of the Company and Firstar Investment Research and Management Company, LLC ("FIRMCO"), a subsidiary of Firstar Corporation, became investment adviser to the Fund. Prior thereto, the Predecessor Fund was advised by Firstar Bank, N.A., also a subsidiary of Firstar Corporation. On February 27, 2001, Firstar Corporation merged with U.S. Bancorp and the merged bank holding companies assumed the U.S. Bancorp name.

     On May 2, 2001, FIRMCO joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("Asset Management" or the "Adviser"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940. All other terms of the Fund's advisory agreement, including investment advisory fees, remain unchanged. The address of Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

     Asset Management is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

                                    Amount
                                Before Waivers
                                --------------

                                     0.75%


     Asset Management has contractually agreed to waive fees and reimburse expenses for Retail A, Retail B, Y and Institutional Shares for the Fund until March 31, 2002.

     For the period from April 1, 2000 through December 10, 2000, the Predecessor Fund paid Firstar Bank, N.A. $162,716 (after waivers) in advisory fees. For the period from December 11, 2001 through March 31, 2001, the Fund paid FIRMCO $74,976 in advisory fees (after waivers).

     For the fiscal years ended March 31, 2000 and 1999, the Predecessor Fund paid Firstar Bank, N.A. advisory fees (after waivers), as follows:

2000                               1999
----                               ----

$229,393                           $281,358

_________________

     Asset Management is also the investment adviser to the Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity.

     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administration and Distribution Services
----------------------------------------

     Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by shareholder organizations and institutions; and generally assist in the Company's operations. The following administrative services are also provided by the Administrator: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to the Fund's shareholders and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus and this SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

     Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     Prior to November 24, 2000, Unified Fund Services, Inc. ("Unified") served as administrator, transfer agent and fund accountant to the Predecessor Fund. Effective December 1, 2000, Firstar Mutual Fund Services, LLC serves as administrator of the Predecessor Fund.

     From April 1, 2000 through November 24, 2000 the Predecessor Fund paid $27,251 to Unified in administration and fund accounting fees (after waivers). From December 11, 2000 through March 31, 2001 the Fund paid $12,061 to Firstar Mutual Fund Services, LLC in administration and fund accounting fees (after waivers).

     For the fiscal years ended March 31, 2000 and 1999, the Predecessor Fund paid Unified administration and fund accounting fees (after waivers) as follows:


         2000           1999
         ----           ----
       $66,953        $75,658

___________________




          Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

     Prior to December 11, 2000, Unified Management Corporation ("Unified") served as distributor to the Predecessor Fund. Unified was obligated to sell shares of the Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the Predecessor Fund were offered to the public on a continuous basis.

Shareholder Organizations
-------------------------

Retail A Shares
---------------

     As stated in the Prospectus, the Fund intends to enter into agreements from time to time with shareholder organizations providing for support and/or distribution services to customers of the shareholder organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Fund may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, shareholder organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail A Shares.

     The Fund's arrangements with shareholder organizations under the agreements are governed by two Plans (a Service Plan and a Rule 12b-1 Distribution and Service Plan) for Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares
---------------

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Fund. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

     Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares
--------

     As stated in the Prospectus, the Fund intends to enter into agreements from time to time with shareholder organizations providing for support services to customers of the shareholder organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Fund may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions;
(iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. All fees paid under these agreements are borne exclusively by the Fund's Y Shares.

     The Fund believes that there is a reasonable likelihood that its arrangements with shareholder organizations will benefit the Fund and the holders of Retail A, Retail B or Y Shares as a way of allowing shareholder organizations to participate with the Fund in the provision of support and distribution services to customers of the shareholder organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with shareholder organizations under the respective agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under a Distribution and Service Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund. So long as the Distribution and Service Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with the Company, shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a shareholder organization, the transfer agent's charge of $12.00 for each wire of redemption proceeds may be billed directly to the shareholder organization.

     Regulatory Matters.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Service Agreement by the Fund to a financial intermediary in connection with the investment of fiduciary funds in the Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Service Agreements.

     Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A., Asset Management or U.S. Bancorp, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank, N.A. serves as custodian of the Fund's assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties, and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, plus 0.01% of the Company's next $1 billion plus 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of the Fund's assets -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses.

     Effective December 1, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Fund. Prior to November 24, 2000, Unified Fund Services, Inc., located at 431 North Pennsylvania, Indianapolis, Indiana 46204, served as the Predecessor Fund's transfer agent and dividend disbursing agent.

     An affiliate of the Adviser acts as the Fund's securities lending agent and receives fees for those services.


                                   EXPENSES

     Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities registration and qualification fees, advisory fees, administrative fees, shareholder organization fees (Retail A, Retail B and Y Shares only), charges of the custodian, transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


               INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company.

     The Annual Report to Shareholders with respect to the fiscal year ended March 31, 2001 was audited by PricewaterhouseCoopers LLP ("PwC"), independent public accountants, and has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto in the Annual Report and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of PwC, independent public accountants as experts in accounting and auditing.

     The Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal year ended March 31, 2000 and prior thereto was audited by McCurdy & Associates, CPAs, and has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto in the Annual Report and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of McCurdy & Associates, CPAs as experts in accounting and auditing.




                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.


                                CODE OF ETHICS

     The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                           PERFORMANCE CALCULATIONS

     From time to time, the total return of the Retail A, Retail B, Y and Institutional Shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Total Return Calculations.
-------------------------

     The Fund computes "average annual total return" separately for its Retail A, Retail B, Y and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                               P(1 + T)/n/ = ERV

                  Where: T =  average annual total return.

                       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                         P =  hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in terms of years.

     The Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Fund computes its aggregate total returns separately for its Retail A, Retail B, Y and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return = [( ERV/P)-1]

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the

Fund's average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front-end sales charge in connection with the purchase of Retail A Shares and the 5.00% maximum sales load charged in connection with redemptions of Retail B Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return of the Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return of the Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's shares may be compared to the Lehman Brothers Government/Corporate Total Index; S&P 500 Index; the S&P MidCap 400 Index, the S&P Small Cap 600 Index, Morgan Stanley REIT Index, NAREIT Index, Lipper Growth & Income Average, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 1000 Value Index, Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap Index; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in the Fund's shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by institutions directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.

     The Fund began operations on June 24, 1997 as a separate portfolio (the "Predecessor Select Fund") of Firstar Select Funds. On December 11, 2000 the Predecessor Select Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Select Fund. As of the date of this SAI, the Fund has not offered Retail A or Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

     The performance for the period prior to June 24, 1997 is the performance of a common trust fund managed by the Adviser which operated during the periods prior to commencement of operations of the Predecessor Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Predecessor Select Fund. The common trust fund transferred its assets to the Predecessor Select Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies and guidelines and restrictions to those of the Predecessor Select Fund. The common trust fund was not registered under 1940 Act and was not subject to certain
restrictions that are imposed by the 1940 Act and the Code.   The common trust
fund's performance was adjusted to reflect expenses of 1.34% (the percentage of expenses estimated for the Predecessor Select Fund in its original prospectus). If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected.

     The following are the average annual total returns for shares of the Fund from the date of the Fund's inception through December 31, 2000. These returns are based on the returns of the Predecessor Fund. The Fund's Institutional Shares correspond to the Predecessor Fund's B Shares and Y Shares.

                          Average Annual Total Return
                          ---------------------------

                               For the 1 Year       For the 5 Years         For the 10 Years
                              Ended 12/31/2000      Ended 12/31/2000        Ended 12/31/2000
                              ----------------      ----------------        ----------------
  Institutional Shares              25.80%               9.27%                    12.01%
  Retail B shares                   20.69%                N/A                       N/A%

________________

     The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

     As used in this SAI and in the Prospectus, a majority of the outstanding shares of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     As of July 10, 2001, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

     Money Market                                          31%
     Institutional Money Market                            96%
     Tax-Exempt Money Market                               89%
     Ohio Tax-Exempt Money Market                          99%
     U.S. Treasury Money Market                            90%
     U.S. Government Money Market                          82%
     Short-Term Bond                                       75%
     Intermediate Bond                                     92%
     U.S. Government Securities                            91%
     Aggregate Bond                                        97%
     Bond IMMDEX(TM)                                       81%
     Strategic Income                                      79%
     Tax-Exempt Intermediate Bond                          91%
     Missouri Tax-Exempt Bond Fund                         84%
     National Municipal Bond                               98%
     Balanced Income                                       67%
     Balanced Growth                                       76%
     Growth & Income                                       72%
     Equity Income                                         96%
     Relative Value                                        85%
     Equity Index                                          81%
     Large Cap Core Equity                                 88%
     Large Cap Growth                                      79%
     MidCap Core Equity                                    80%

     MidCap Index                                          98%
     Small Cap Core Equity                                 95%
     MicroCap                                              83%
     International Value                                   89%
     International Growth                                  99%
     Global Equity                                         99%
     Small Cap Index                                       99%
     Science & Technology                                  87%
     REIT                                                  98%

At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

                                  APPENDIX A
                                  ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.